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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2003
                                                          --------------


                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                       1-8803                95-2673173
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (847) 439-8270
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure.

On April 17, 2003, Material Sciences Corporation issued a press release reporting that it has named Dr. Ronald A. Mitsch as non-executive Chairman and Michael J. Callahan as President and Chief Executive Officer, effective immediately. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1     Press Release dated April 17, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MATERIAL SCIENCES CORPORATION

                                                /s/ James J. Waclawik, Sr.
                                                --------------------------------

                                                By:  James J. Waclawik, Sr.
                                                Its: Vice President and Chief
                                                     Financial Officer
Date: April 17, 2003

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